Note I - Investment in MVP Realty Advisors	9 Months Ended
Sep. 30, 2012
Investments in and Advances to Affiliates, Schedule of Investments [Text Block]
NOTE I — INVESTMENT IN MVP REALTY ADVISORS

Together with MVP Capital Partners LLC, which is owned by our Chairman and Chief Executive Officer, Michael Shustek, we have formed a Nevada limited liability company, MVP Realty Advisors, LLC (“MVPRA”). MVPRA intends to act as the advisor to MVP REIT, Inc., a recently formed Maryland corporation which was organized to invest in real estate and loans secured by real estate (“MVP REIT “). On April 16, 2012, MVP Realty Trust filed a registration statement with the Securities and Exchange Commission, which was declared effective by the Securities and Exchange Commission on September 25, 2012. MVP REIT is organized as a publically registered, non-traded real estate investment trust (“REIT”). Under the terms of an Advisory Agreement between MVPRA and MVP Realty Trust, MVPRA is entitled to certain fees for advisory and other management services rendered to MVP Realty Trust.

During April 2012, we contributed $1,000 for a 40% interest in MVPRA. Mr. Shustek, through a wholly owned company named MVP Capital Partners, LLC (“MVPCP”), contributed $1,500 for a 60% interest in MVPRA. We and MVPCP anticipate providing additional funds to MVPRA, either in the form of capital contributions or loans. The amount and nature of such funding arrangements cannot be determined at this time. As of September 30, 2012, we and MVPCP have loaned approximately $534,000 and approximately $1.6 million, respectively to MVPRA related to MVP REIT, Inc.

Under the terms of the Operating Agreement which governs MVPRA, any loans we may make to MVPRA must be paid in full and we shall have received distributions of profits equal to our capital contributions prior to MVPCP receiving any distributions from MVPRA.

Our participation in MVPRA was approved by the independent members of our Board of Directors.